Exhibit 10.1.2h
AMENDMENT NO. 8
Decommissioning Trust Agreement
(PVNGS Unit 2)
     This Amendment No. 8 dated as of April 1, 2007, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992, Amendment No. 2 thereto dated as of November 1, 1994, Amendment No. 3 thereto dated as of June 20, 1996, Amendment No. 4 thereto dated as of December 16, 1996, Amendment No. 5 thereto dated as of June 30, 2000, Amendment No. 6 thereto dated as of March 18, 2002, and Amendment No. 7 thereto dated as of December 19, 2003 (the “Decommissioning Trust Agreement”, terms used herein as therein defined), is entered into between Arizona Public Service Company (“APS”), U.S. Bank National Association, as successor to State Street Bank and Trust Company, as successor to The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee (“Decommissioning Trustee”).
R E C I T A L S:
     WHEREAS, the parties hereto wish to amend the Decommissioning Trust Agreement.
     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Amendments.
(a)	Clause (iii) of Paragraph (c) of Section 5 shall be restated as follows:

APS shall cause or permit any of the assets of either Fund to be used for any purpose other than as permitted by this Agreement or shall cause or permit any assets of either Fund to be invested in any investment that is not in accordance with Section 9 of this Agreement and shall fail to remedy such non-permitted use or investment within 30 days following notice by a Lessor or an Equity Participant to APS of such non-permitted use or investment.

(b)	Clause (v) of Section 6 shall be restated as follows:

(v) the term “Decommissioning Fund Permitted Investments” (as such term is defined in Section 10(b)(3)(viii) of each of the Participation Agreements) shall mean those investments that are in accordance with Exhibit B.

(c)	Paragraph (c) of Section 7 shall be restated as follows:

to (i) hold assets, in a depository, in a clearing corporation, in book entry form, or by any subcustodian or other entity or in any other manner permitted by law; provided that the Decommissioning Trustee shall not be responsible for any losses resulting from the deposit or maintenance of securities or other property (in accordance with market practice, custom, or regulation) with any foreign or domestic clearing facility, book-entry system, centralized custodial depository, or similar organization generally used by professional custodians engaged in the banking or trust company industry within the applicable market for the asset type in question and (ii) settle transactions in futures and/or options contracts, foreign exchange or foreign exchange contracts, swaps and other derivative investments with third parties;

(d)	Paragraph (a) of Section 9 shall be restated as follows:

To hold, manage, invest, and reinvest the assets of the Funds; provided however that notwithstanding the provisions of Section 9(c), Decommissioning Trustee shall, at the close of business on each day, without prior approval or direction from the Investment Manager(s), have the power, rights, and responsibility to invest cash balances, including those held as part of an account of the Investment Manager(s), in accordance with Exhibit B. Nothing in this Section shall be construed as authorizing Decommissioning Trustee to carry on any business or to divide the gains therefrom.

(e)	The first sentence of clause (ii) of Paragraph (c) of Section 9 shall be deleted.

(f)	The third sentence of clause (ii) of Paragraph (c) of Section 9 shall be restated as follows:

Upon proper notification from the Investment Manager(s), Decommissioning Trustee shall execute and deliver instruments in accordance with the appropriate trading authorizations; provided that the Decommissioning Trustee shall not follow any direction that would result in assets of the Second Fund being invested in investments not allowed for a qualified nuclear decommissioning reserve fund under Section 468A of the Code and the regulations thereunder.

(g)	Clause (ii) of Paragraph (d) of Section 9 shall be restated as follows:

Decommissioning Trustee is required to supervise and review the securities and other assets and investments authorized for purchase by the Investment Managers(s) within two weeks of the end of the calendar month during which such purchase was made to determine that such securities, assets and/or investments are in accordance with Exhibit B. Upon the completion of such review, the Decommissioning Trustee shall promptly notify APS, the Secured Parties and the Equity Participants in writing if any securities, assets or investments are not in accordance with Exhibit B.

(h)	The following shall be added to Section 13:

Notwithstanding the foregoing, if the Decommissioning Trustee advances cash or securities for any purpose or in the event that the Decommissioning Trustee shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance of this Agreement, except such as may arise from its failure to exercise due care, any property at any time held for the Fund or under this Agreement shall be security therefor and the Decommissioning Trustee shall be entitled to collect from the Fund sufficient cash for reimbursement, and if such cash is insufficient, dispose of the assets held under this Agreement to the extent necessary to obtain reimbursement.

Notwithstanding the foregoing, nothing in this Agreement shall prohibit the lending of the assets of the Fund in accordance with the terms and conditions of a separate securities lending agreement.

(i)	The last sentence of Section 16 shall be restated as follows:

APS agrees to pay, be solely responsible for and to indemnify the Owner Trustees and the Equity Participants against all costs and expenses relating or allocable to, or incurred in connection with, Decommissioning regardless of Fund performance or asset valuations of the Fund at the time of Decommissioning.

(j)	The second sentence of the fourth paragraph of Section 24 shall be restated as follows:

Within two weeks of the end of each calendar quarter, the Decommissioning Trustee shall send a written statement to APS and the Secured Parties and Equity Participants indicating whether during that previous quarter such securities, assets and/or investments held in the Funds during that quarter were in accordance with Exhibit B; provided however, the Decommissioning Trustee shall promptly advise APS and the Secured Parties and Equity Participants if it has actual knowledge that any of the investments were not in accordance with Exhibit B .

(k)	The following shall be added to the first paragraph of Section 26.

The Decommissioning Trustee shall not be responsible or liable for any losses or damages suffered by the Fund arising as a result of the insolvency of any custodian, (other than the Decommissioning Trustee or any affiliate of the Decommissioning Trustee) subtrustee or subcustodian, except to the extent the Decommissioning Trustee failed to exercise due care in its selection, monitoring or continued retention of such entity. Settlements of transactions may be effected in trading and processing practices customary in the jurisdiction or market where the transaction occurs. APS acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash. In such circumstances, provided the Trustee has exercised due care and used reasonable efforts, the Decommissioning Trustee shall have no responsibility for nonreceipt of payment (or late payment) or nondelivery of securities or other property (or late delivery) by the counterparty.

(l)	The definition of the terms “Investment Grade” and “Permitted Investments” in Exhibit A to the Decommissioning Trust Agreement is hereby deleted.

(m)	Exhibit B to the Decommissioning Trust Agreement is hereby deleted and replaced in its entirety by Exhibit B hereto.
     SECTION 2. Miscellaneous
(a)	Full Force and Effect.
     Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to “this Agreement,” “hereto,” “hereof” and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.
(b)	Counterparts/Representations.
     The Amendment No. 8 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 8 by signing any such counterpart. Each party represents and warrants to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind that Party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY
By:	/s/ Janice Emery
Title:	Director, Trust Investments

MELLON BANK, N.A. as Decommissioning Trustee
By:	/s/ Thomas McNally
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation and as Lessor under a Facility Lease with Arizona Public Service Company
By:	/s/ Todd R. DiNezza
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Owner Trustee under a Trust Agreement with Emerson Finance Co. and as Lessor under a Facility Lease with Arizona Public Service Company
By:	/s/ Todd R. DiNezza
Title:	Assistant Vice President

STATE OF ARIZONA	)
	)	ss:
County of Maricopa	)
     The foregoing instrument was acknowledged before me this 11th day of June, 2007, by Janice Emery, the Dir., TI of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.

/s/ Linda G. Redman
Notary Public

My commission expires:

February 8, 2011

COMMONWEALTH OF PENNSYLVANIA	)
	)	ss:
County of Allegheny	)
     The foregoing instrument was acknowledged before me this 20th day of December, 2007, by Thomas J. McNally, a Vice President of Mellon Bank, N.A. a national banking association having trust powers, as Decommissioning Trustee, on behalf of said national banking association.

/s/ Karesse M. Doss
Notary Public

My commission expires:
8-16-2011

[COMMONWEALTH OF MASSACHUSETTS]	)
	)	ss:
County of	)
     The foregoing instrument was acknowledged before me this 24th day of July, 2007, by Todd R. DiNezza, a Asst. Vice Pres. of U.S. Bank National Association, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.

/s/ Josh [surname illegible]
Notary Public

My commission expires:
2/7/08

[COMMONWEALTH OF MASSACHUSETTS]	)
	)	ss:
County of	)
     The foregoing instrument was acknowledged before me this 24th day of July, 2007, by Todd R. DiNezza, a Asst. Vice Pres. of U.S. Bank National Association, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance Company and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.

/s/ Josh [surname illegible]
Notary Public

My commission expires:
2/7/08

Exhibit B
INVESTMENT GUIDELINES FOR THE
UNIT 2 DECOMMISSIONING TRUST FUND AND THE SECOND FUND
     The Unit 2 Decommissioning Trust Fund and the Second Fund (collectively, the “Funds”) shall be invested in compliance with all applicable requirements of the Code, rules and regulations of the Internal Revenue Service, and applicable State regulations. The Second Fund shall be invested in a manner that does not jeopardize its tax-preferred status.
          Subject to the foregoing, the Funds shall adhere to the following restrictions and guidelines, provided that a standard of care is exercised, whether in investing or otherwise, that a prudent investor would use in the same circumstances. The term “prudent investor” shall have the same meaning as set forth in the Federal Energy Regulatory Commission’s “Regulations Governing Nuclear Plant Decommissioning Trust Funds” at 18 CFR 35.32(a)(3), or any successor regulation:
     l. Equity securities, including, but not limited to, investment of units of common or collective trust funds or other private funds investing in corporate equity securities, shall not exceed:
a.	Fifty percent (50%) of the market value of the aggregate assets of the Funds during the period from June 27, 1996 through December 31, 2003.

b.	Forty percent (40%) of the market value of the aggregate assets of the Funds during the period from January 1, 2004 through December 31, 2006.

c.	Twenty percent (20%) of the market value of the aggregate assets of the Funds during the period from January 1, 2007 through January 31, 2010.

d.	No investments shall be made in equity securities after January 31, 2010.
     2. Securities of APS, APS’s parent corporation, Pinnacle West Capital Corporation, or its affiliates, are not permitted.
     3. Securities issued in connection with the assets or operations of the Palo Verde Nuclear Generation Station, Pinnacle West, or its affiliates, are not permitted.
     4. Securities issued by or on behalf of any participant in the Palo Verde Nuclear Generating Station are not permitted.

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     5. There shall be no short-selling or use of economic leverage. Economic Leverage is defined as exposing the Funds to risk and/or volatility in excess of what the Fund would experience by making an un-financed investment in the underlying securities directly.
     6. Derivatives are permitted as long as derivatives are used to (i) hedge existing long positions, (ii) manage aggregate portfolio durations, (iii) obtain security or market exposure, or (iv) for other risk management. Derivatives used for the purpose of speculation, which expose the Funds to Economic Leverage, or which cause the Funds to fall outside the parameters of this Exhibit B are prohibited.
     7. The holding of any one issue (excluding direct or moral obligations of the United States Government and the shares or units of any diversified investment vehicle), shall not exceed ten percent (10%) of the market value of the Funds’ aggregate assets.
     8. The market value of unhedged non-U.S. dollar denominated equity securities shall not exceed twenty percent (20%) of the aggregate market value of the Funds’ equity allocation.
     9. The market value of unhedged non-U.S. dollar denominated fixed income securities shall not exceed thirty percent (30%) of the aggregate market value of the Funds’ fixed income allocation.
     10. The average credit quality of the Funds’ fixed income securities shall be rated “Aa3/AA-/AA-” or higher by Moody’s Investors Service, Standard & Poor’s, or Fitch respectively. The Lehman Brothers rating methodology shall be used to determine the Funds’ average credit quality. Notwithstanding the forgoing, securities rated below Baa3/BBB-/BBB- shall not exceed twenty percent (20%) of the aggregate market value of the Funds’ fixed income allocation.
     11. The Funds shall hold no more than three percent (3%) of the aggregate market value of the Funds’ fixed income securities in issues not rated by either Moody’s Investors Service, Standard & Poor’s or Fitch (“Unrated Issues”). Notwithstanding the forgoing, Unrated Issues may not be held unless the investment manager has assigned its own credit rating to an Unrated Issue.
     12. In the event that a security fails to meet the credit quality criteria defined herein, the security shall be sold within ninety (90) days unless the investment manager provides reasonable written justification for continued holding of the security.
     13. Time or demand deposits are not permitted unless they are insured by the Federal Deposit Insurance Corporation or other comparable entity.
     14. Derivative, swap or similar transactions involving counterparty risk shall be limited to counterparties having a credit rating from Moody’s Investor Services and Standard & Poor’s of A or better. A “Counterparty” is defined as any entity with whom the Funds enter into an over-the-counter derivatives, swap or similar contract.

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